SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): October 17, 2006


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)


        Delaware                           94-3054600
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)


1107 Investment Boulevard, Suite 180
El Dorado Hills, California                                95762
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(Address of principal executive offices)                 (Zip Code)


                               (916) 941-1400
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              Registrant's telephone number, including area code

Item 8.01.           Other Events
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     In the Form 10-K for the period ended December 31, 2005, and in the Form
10-Q for the period ended March 31, 2006, filed by Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P. ("the Partnership"), the financial statements reflected the conversion of an unsecured bridge loan to Dakota Holdings, LLC, a portfolio company, into preferred shares. However, the portfolio company did not issue any additional shares to effect the transaction. The Partnership subsequently reversed the characterization back to its original presentation. This reclassification of equity back to an unsecured bridge loan did not change the Fair Value of the portfolio company holdings as reported in the previously filed financial statements since the net discounts from the original face amount to the reported Fair Values as per the process described in footnote 1 remained unchanged.

     Attached as exhibits are the corrected Statements of Investments for the periods ended December 31, 2005, and March 31, 2006, respectively, and the amended footnote 3, "Related Party Transactions," and footnote 5, "Equity Investments," for the period ended December 31, 2005.

Item 9.01.        Financial Statements And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits.
                           1. Amended Statements of Investments, footnote 3, and footnote 5 from the Form 10-K for the period ended December 31, 2005.
                           2. Amended Statements of Investments from the Form 10-Q for the period ended March 31, 2006.



                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV, AN AGGRESSIVE GROWTH FUND, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  October 17, 2006            By:  /s/ Charles R. Kokesh
                                   ------------------------------
                                     Charles R. Kokesh
                                     President, Chief Executive
                                     Officer, Chief Financial Officer
                                     and Chairman of Technology
                                     Funding Inc., and Managing General
                                     Partner of Technology Funding Ltd.